UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 23, 2008

Date of earliest event reported:  April 23, 2008

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2700 Lone Oak Parkway
Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 726-2111

Registrant’s Web site address:  www.nwa.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition

On April 23, 2008, Northwest Airlines Corporation issued a press release announcing its consolidated financial results for the first quarter of 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Statements in this news release that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the ability of the company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U.S. and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the company, difficulties in integrating the operations of the company and Delta following the merger, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments (including conditions imposed by U.S. or foreign governments to obtain regulatory approval for the merger), foreign currency exchange rate fluctuations and inflation.  Other factors include the possibility that the merger may not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.  Northwest cautions that the foregoing list of factors is not exclusive.  Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the company’s Securities and Exchange

Commission filings, including the company’s Annual Report on Form 10-K for the year ended December 31, 2007 and current reports on Form 8-K. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Item 9.01.               Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release of Northwest Airlines Corporation dated April 23, 2008, reporting consolidated financial results for the first quarter of 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: April 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Northwest Airlines Corporation dated April 23, 2008, reporting consolidated financial results for the first quarter of 2008.